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                                                                    Exhibit 23.2


                   Consent of Independent Public Accountants
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report dated March 19, 1999 included in this Form 10-K, into the Company's previously filed registration statements on Form S-8 (No.'s 333-28695, 333-42485, 333-90177 and 333-36734).


/s/ Arthur Andersen LLP



Boston, Massachusetts
March 23, 2001